UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2010

Item 1: Report to Shareholders

Retirement 2040 Fund	May 31, 2010

The views and opinions in this report were current as of May 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

All of the Retirement Funds posted solid gains for the 12-month period ended May 31, 2010, and outperformed their respective benchmarks by a comfortable margin. Returns for the closing six months of the period were more modest, with the funds recording small gains. In our last report, we reminded shareholders that the funds’ extraordinary performance over the first half of our reporting period could not be sustained, and the modest returns in the latter half have borne this out. However, we encourage shareholders to remember that these funds are long-term investments, designed to maximize the opportunity for success in a wide variety of market scenarios that can occur over decades of asset accumulation and distribution. Relying on our disciplined, fundamental approach to identify attractive long-term investment opportunities for our shareholders, we continue to position the funds for a sustainable, long-term economic recovery.

MARKET ENVIRONMENT

After turning positive in the latter half of 2009, the U.S. economy continued its gradual and somewhat uneven recovery over the last six months, though questions persist as to the rebound’s overall depth and durability. Businesses resumed hiring in earnest in March and April for the first time in over two years, although the pace of private-sector job creation fell sharply in May, and the unemployment rate remained elevated. Consumer spending inched higher and the housing sector appeared to have stabilized, due in large part to homebuyer tax incentives. Manufacturing appears to be leading the way in the recovery, led by exports and strong demand for automobiles and capital goods.

Among equities, U.S. stocks climbed steadily through late April before the Greek debt crisis disrupted the extraordinary yearlong rally. Large-cap U.S. shares were generally flat in the last six months as investors worried that the crisis in Greece would expand to other debt-laden European countries and eventually weigh on the U.S. recovery. Equities in non-U.S. developed markets tumbled in the last six months but still managed a moderate gain for the full year based on strong performance in the first half of the period. Emerging markets edged lower in the last six months as investors turned risk averse, but 12-month returns were very strong, led by the Latin American region.

U.S. investment-grade bonds produced positive returns in both periods, while the performance of high yield securities was outstanding. In the investment-grade universe, asset-backed and corporate securities did best in the last six months, while Treasuries and agency mortgage-backed securities trailed. For the 12-month period, long-term Treasuries, investment-grade corporate bonds, and asset-backed securities produced the strongest returns, whereas shorter-term government securities and agency mortgage-backed issues lagged. Despite poor performance in May, high yield bonds significantly outperformed in both periods as investors favored more credit-sensitive issues. Emerging markets debt performed well based on strong demand as developing economies showed few of the economic cracks that were visible among European countries saddled with debt and slow growth.

UPCOMING FUND ENHANCEMENTS

We want to let you know about some important enhancements affecting the T. Rowe Price Retirement Funds, including additions to the lineup of underlying funds, as well as a modification to one of the existing underlying funds. These enhancements will take effect on July 7, 2010, and will be implemented gradually. They are intended to improve the funds’ broad diversification and to position them to perform well under a variety of market conditions, including periods of inflation.

• The T. Rowe Price Real Assets Fund will be added to the Retirement Funds’ roster of underlying investments. This fund will help further diversify the Retirement Funds’ portfolios by adding exposure to industries such as real estate, natural resources, precious metals, and global infrastructure, which typically perform better in periods of above-average inflation. We expect the Real Assets Fund to eventually account for approximately 5% of the Retirement Funds’ overall equity allocation, which will remain unchanged.

• The T. Rowe Price Short-Term Income Fund, which is already included in the Retirement Funds’ lineup of underlying funds, will focus more of its investments on bonds that are indexed to inflation. The fund will also be able to invest in longer-term bonds. Accordingly, the fund will be renamed the T. Rowe Price Inflation Focused Bond Fund. The Retirement Funds’ allocation to the Inflation Focused Bond Fund will not change from the allocation to the Short-Term Income Fund.

• With the modifications to the Short-Term Income Fund, the Retirement Funds will also add the T. Rowe Price Summit Cash Reserves Fund to its roster of underlying funds. This money market fund will provide a reserve position that can help the Retirement Funds to better manage new and existing cash flows.

These adjustments are the result of long-term research efforts to validate and optimize the Retirement Funds investment approach and should not be viewed as an assessment of short-term market or economic conditions. We believe they provide important equity and fixed income investment options that will improve our ability to manage these funds through a wide range of market environments. Although these modest shifts affect a relatively small portion of the funds’ overall allocation, we believe the additional flexibility afforded to our portfolio management team will help create long-term value for our shareholders.

It is important to note that the Real Assets Fund and the Inflation Focused Bond Fund are only available through the underlying investment lineup of the Retirement Funds. They cannot be purchased directly by investors at this time. Please remember that diversification cannot assure a profit or protect against loss in a declining market. All mutual funds are subject to market risk, including possible loss of principal.

PERFORMANCE AND STRATEGY REVIEW

Driven largely by exceptional performance over the first half of our reporting period, all of the Retirement Funds posted solid 12-month gains and outpaced their respective benchmarks by comfortable margins. Performance over the latter half of the period was clearly not as strong, although all of the funds managed small gains. The shorter-dated funds performed roughly in line with their benchmarks for the closing six months, while the longer-dated funds tended to outperform modestly.

Stocks
The funds’ equity allocations performed very well over the last 12 months, providing strong absolute performance across both domestic and international stocks as well as all capitalization ranges and styles. Small-cap U.S. stocks registered double-digit gains for the six-month period, while non-U.S. stocks from developed and emerging markets posted negative returns. On a relative basis, our overall equity allocation outperformed its benchmark over both time periods in the longer-dated funds and generally matched the benchmark in the shorter-dated funds. Our U.S. stocks modestly outpaced the Russell 3000 Index as all capitalization and styles performed well. Our international stocks outperformed their benchmarks for the 12-month period by a wide margin as strong performance over the first half of the period outweighed weaker returns in the second half. The funds’ non-U.S. developed market stocks were particularly strong versus their benchmarks for the full year.

Your Retirement Funds at Work

The T. Rowe Price Retirement Funds offer a professionally managed, age-appropriate balance of stocks and bonds, shifting their investment mix automatically over time to maintain this balance up to and through retirement.

Weighted %
100%
80
60
40
20
0
Fixed Income
Equity
40+
35
30
25
20
15
10
5
Retirement
(Assumes Age 65)
5
10
15
20
25
30
35
40+
Years to Retirement
Years Past Retirement

Please note that the glide-path chart has been revised to reflect the upcoming fund enhancements discussed on p. 3. In order to better represent the modified investment program of the Inflation Focused Bond Fund, the allocation to fixed income now includes the allocation to short-term fixed income investments shown separately in previous versions of the glide path. The glide path's overall allocation to equity and fixed income investments remains unchanged.

As shown in the accompanying chart, the stock allocation of each fund (other than the Retirement Income Fund) is reduced as the target retirement date draws near and continues to reallocate after the date. For example, longer-dated funds like the Retirement 2055 Fund are currently at their highest neutral equity allocation of 90%. In contrast, the shorter-dated Retirement 2005 Fund has already reached its target date but continues its gradual equity reduction. Each fund reaches its most conservative planned allocation 30 years after its stated retirement year. At this point, the allocation to stocks remains fixed at 20% of assets, with the remainder in bonds. For those who prefer a more traditional asset allocation strategy, the Retirement Income Fund maintains a relatively consistent investment mix of approximately 60% bonds and 40% stocks.

The allocations reflected in the glide path are also referred to as "neutral" allocations because they do not reflect tactical decisions made by T. Rowe Price's Asset Allocation Committee. Periodically, the committee may make modest tactical changes by adding to or subtracting from the neutral allocation for an asset class or sector. These "target" allocations are based on our assessment of market conditions and reflect our 12- to 18-month outlook for the domestic and global economies, various asset classes, and market sectors.

Bonds
Similarly, the performance of the funds’ fixed income allocation was a tale of two halves. Exceptional performance during the first half of the 12-month period boosted absolute returns for the year, as well as relative performance versus the funds’ respective benchmarks. Second-half returns were more subdued. Emerging markets and high yield bonds were particularly strong for the full year, which also helped the funds’ relative returns as these strong-performing sectors are not included in the benchmark, Barclays Capital U.S. Aggregate Index. Our short-term fixed income exposure provided strong absolute and relative performance over both time periods for those funds with an allocation to short-term bonds, including the Retirement Income, Retirement 2005, Retirement 2010, Retirement 2015, Retirement 2020, and Retirement 2025 Funds.

Benchmark Composition
In order to benchmark the performance of the Retirement Funds most effectively, we have designed a combined index portfolio specifically for each fund (shown in the Performance Comparison tables on the following pages). As broad-weighted benchmarks, the weights of various asset classes in the combined index portfolios are intended to match the predetermined neutral weights given each fund’s location on the glide path. As a result, they provide a relative performance comparison for each of the Retirement Funds. The domestic equity portion of each fund is compared with the Russell 3000 Index, which measures the performance of 3,000 U.S. companies across all market capitalizations; the MSCI All Country World ex-U.S. Index represents non-U.S. equities, including emerging markets; fixed income is measured against the Barclays Capital U.S. Aggregate Index; and short-term investments are measured by the Citigroup 90-Day U.S. Treasury Bill Index. Tactical changes to the target allocations between equities and fixed income are not incorporated into the combined index portfolio benchmarks.

The Performance Comparison tables also show the average returns for each fund’s respective Lipper target-date categories, providing a tool to measure the performance of each fund against those with similar objectives. Although we display the Dow Jones target-date indexes in our Growth of $10,000 tables following this letter, we do not believe these indexes provide as good of a comparison as our combined index portfolios because their asset class or sector weightings do not accurately match those of our funds.

Shares of the Retirement Income Fund gained 14.08% for the 12-month period ended May 31, 2010, outpacing the fund’s combined index portfolio but trailing its Lipper peer group average return. For the six-month period, the fund returned a modest 1.08%, which was in line with its combined index portfolio and outpaced its Lipper peer group average by a slim margin. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

The fund’s performance over the 6- and 12-month periods resulted largely from strong performance by out-of-benchmark allocations to emerging markets and high yield bonds, as well as positive security selection within the underlying funds. Our non-U.S developed market stock allocation was the largest positive. Domestically, our large-cap value stocks also boosted performance. Within fixed income, our investment-grade bonds also significantly aided results. An overweight allocation to stocks versus bonds aided returns relative to the benchmark, although we reduced the size of the overweight as stock valuations grew less attractive in the wake of a strong rally from the lows of March 2009. Our underweight exposure to small-cap versus large-cap stocks weighed on returns as small-caps outperformed over both the 6- and 12-month periods. An underweight exposure to high yield versus investment-grade bonds at the start of our period detracted from relative returns, but the strong performance of high yield bonds boosted absolute returns for the year. We moved to an overweight position in high yield bonds in the first quarter of 2010 based on attractive valuations in the sector. (Please see the Performance and Strategy Review section for more information.)

As of May 31, 2010, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 26. At the end of the period, the target allocations were 58.50% for bond and short-term fixed income funds and 41.50% for stock funds—unchanged from six months ago. The actual allocations reflect the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

The Retirement 2005 Fund recorded a strong 16.05% gain for the 12-month period ended May 31, 2010, comfortably outpacing its combined index portfolio and its Lipper peer group average return. For the six-month period, the fund gained a modest 1.24%, keeping pace with its combined index portfolio and outperforming its Lipper peer group average by a small margin. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

The fund’s performance over the 6- and 12-month periods resulted largely from strong performance by out-of-benchmark allocations to emerging markets and high yield bonds, as well as positive security selection within the underlying funds. Our non-U.S developed market stock allocation was the largest positive. Domestically, our large-cap value stocks also boosted performance. Within fixed income, our investment-grade bonds also significantly aided results. An overweight allocation to stocks versus bonds aided returns relative to the benchmark, although we reduced the size of the overweight as stock valuations grew less attractive in the wake of a strong rally from the lows of March 2009. Our underweight exposure to small-cap versus large-cap stocks weighed on returns as small-caps outperformed over both the 6- and 12-month periods. An underweight exposure to high yield versus investment-grade bonds at the start of our period detracted from relative returns, but the strong performance of high yield bonds boosted absolute returns for the year. We moved to an overweight position in high yield bonds in the first quarter of 2010 based on attractive valuations in the sector. (Please see the Performance and Strategy Review section for more information.)

As of May 31, 2010, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 26. At the end of the period, the target allocations were 52.0% for bond and short-term fixed income funds (versus 51.5% on November 30, 2009) and 48.0% for stock funds (versus 48.5% on November 30, 2009). The actual allocations reflect the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

The Retirement 2010 Fund posted a solid 17.66% gain for the 12-month period ended May 31, 2010, comfortably outpacing its combined index portfolio and its Lipper peer group average return. For the six-month period, the fund gained a modest 1.22%, keeping pace with its combined index portfolio and outperforming its Lipper peer group average by a small margin. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

The fund’s performance over the 6- and 12-month periods resulted largely from strong performance by out-of-benchmark allocations to emerging markets and high yield bonds, as well as positive security selection within the underlying funds. Our non-U.S developed market stock allocation was the largest positive. Domestically, our large-cap value stocks also boosted performance. Within fixed income, our investment-grade bonds also significantly aided results. An overweight allocation to stocks versus bonds aided returns relative to the benchmark, although we reduced the size of the overweight as stock valuations grew less attractive in the wake of a strong rally from the lows of March 2009. Our underweight exposure to small-cap versus large-cap stocks weighed on returns as small-caps outperformed over both the 6- and 12-month periods. An underweight exposure to high yield versus investment-grade bonds at the start of our period detracted from relative returns, but the strong performance of high yield bonds boosted absolute returns for the year. We moved to an overweight position in high yield bonds in the first quarter of 2010 based on attractive valuations in the sector. (Please see the Performance and Strategy Review section for more information.)

As of May 31, 2010, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 27. At the end of the period, the target allocations were 43.0% for bond and short-term fixed income funds (versus 42.0% on November 30, 2009) and 57.0% for stock funds (versus 58.0% on November 30, 2009). The actual allocations reflect the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

The Retirement 2015 Fund posted a strong 19.09% gain for the 12-month period ended May 31, 2010, comfortably outpacing its combined index portfolio and its Lipper peer group average return. For the six-month period, the fund gained a modest 1.22%, keeping pace with its combined index portfolio and slightly outperforming its Lipper peer group average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

The fund’s performance over the 6- and 12-month periods resulted largely from strong performance by out-of-benchmark allocations to emerging markets and high yield bonds, as well as positive security selection within the underlying funds. Our non-U.S developed market stock allocation was the largest positive. Domestically, our large-cap value stocks also boosted performance. Within fixed income, our investment-grade bonds also significantly aided results. An overweight allocation to stocks versus bonds aided returns relative to the benchmark, although we reduced the size of the overweight as stock valuations grew less attractive in the wake of a strong rally from the lows of March 2009. Our underweight exposure to small-cap versus large-cap stocks weighed on returns as small-caps outperformed over both the 6- and 12-month periods. An underweight exposure to high yield versus investment-grade bonds at the start of our period detracted from relative returns, but the strong performance of high yield bonds boosted absolute returns for the year. We moved to an overweight position in high yield bonds in the first quarter of 2010 based on attractive valuations in the sector. (Please see the Performance and Strategy Review section for more information.)

As of May 31, 2010, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 27. At the end of the period, the target allocations were 34.0% for bond and short-term fixed income funds (versus 33.0% on November 30, 2009) and 66.0% for stock funds (versus 67.0% on November 30, 2009). The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

The Retirement 2020 Fund posted a robust 20.38% gain for the 12-month period ended May 31, 2010, comfortably outpacing its combined index portfolio and its Lipper peer group average return. For the six-month period, the fund gained a modest 1.21%, which was roughly in line with its combined index portfolio and ahead of its Lipper peer group average. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

The fund’s performance over the 6- and 12-month periods resulted largely from strong performance by out-of-benchmark allocations to emerging markets and high yield bonds, as well as positive security selection within the underlying funds. Our non-U.S developed market stock allocation was the largest positive. Domestically, our large-cap value stocks also boosted performance. Within fixed income, our investment-grade bonds also significantly aided results. An overweight allocation to stocks versus bonds aided returns relative to the benchmark, although we reduced the size of the overweight as stock valuations grew less attractive in the wake of a strong rally from the lows of March 2009. Our underweight exposure to small-cap versus large-cap stocks weighed on returns as small-caps outperformed over both the 6- and 12-month periods. An underweight exposure to high yield versus investment-grade bonds at the start of our period detracted from relative returns, but the strong performance of high yield bonds boosted absolute returns for the year. We moved to an overweight position in high yield bonds in the first quarter of 2010 based on attractive valuations in the sector. (Please see the Performance and Strategy Review section for more information.)

As of May 31, 2010, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 28. At the end of the period, the target allocations were 26.0% for bond and short-term fixed income funds (versus 25.0% on November 30, 2009) and 74.0% for stock funds (versus 75.0% on November 30, 2009). The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

The Retirement 2025 Fund recorded a strong 21.26% gain for the 12-month period ended May 31, 2010, comfortably outpacing its combined index portfolio and its Lipper peer group average return. For the six-month period, the fund gained a modest 1.12%, slightly outpacing its combined index portfolio and Lipper peer group average of similarly managed funds. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

The fund’s performance over the 6- and 12-month periods resulted largely from strong performance by out-of-benchmark allocations to emerging markets and high yield bonds, as well as positive security selection within the underlying funds. Our non-U.S developed market stock allocation was the largest positive. Domestically, our large-cap value stocks also boosted performance. Within fixed income, our investment-grade bonds also significantly aided results. An overweight allocation to stocks versus bonds aided returns relative to the benchmark, although we reduced the size of the overweight as stock valuations grew less attractive in the wake of a strong rally from the lows of March 2009. Our underweight exposure to small-cap versus large-cap stocks weighed on returns as small-caps outperformed over both the 6- and 12-month periods. An underweight exposure to high yield versus investment-grade bonds at the start of our period detracted from relative returns, but the strong performance of high yield bonds boosted absolute returns for the year. We moved to an overweight position in high yield bonds in the first quarter of 2010 based on attractive valuations in the sector. (Please see the Performance and Strategy Review section for more information.)

As of May 31, 2010, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 28. At the end of the period, the target allocations were 19.0% for bond and short-term fixed income funds (versus 18.5% on November 30, 2009) and 81.0% for stock funds (versus 81.5% on November 30, 2009). The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

The Retirement 2030 Fund recorded a strong 21.93% gain for the 12-month period ended May 31, 2010, comfortably outpacing its combined index portfolio and its Lipper peer group average return. For the six-month period, the fund gained a modest 1.04%, slightly outpacing its combined index portfolio and Lipper peer group average of similarly managed funds. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

The fund’s performance over the 6- and 12-month periods resulted largely from strong performance by out-of-benchmark allocations to emerging markets and high yield bonds, as well as positive security selection within the underlying funds. Our non-U.S developed market stock allocation was the largest positive. Domestically, our large-cap value stocks also boosted performance. Within fixed income, our investment-grade bonds also significantly aided results. An overweight allocation to stocks versus bonds aided returns relative to the benchmark, although we reduced the size of the overweight as stock valuations grew less attractive in the wake of a strong rally from the lows of March 2009. Our underweight exposure to small-cap versus large-cap stocks weighed on returns as small-caps outperformed over both the 6- and 12-month periods. An underweight exposure to high yield versus investment-grade bonds at the start of our period detracted from relative returns, but the strong performance of high yield bonds boosted absolute returns for the year. We moved to an overweight position in high yield bonds in the first quarter of 2010 based on attractive valuations in the sector. (Please see the Performance and Strategy Review section for more information.)

As of May 31, 2010, the fund’s assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on page 29. At the end of the period, the target allocations were 13.5% for bond mutual funds (versus 13.0% on November 30, 2009) and 86.5% for stock funds (versus 87.0% on November 30, 2009). The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

Each fund has a different Dow Jones target-date benchmark (shown in the Growth of $10,000 graphs after this letter) except for the 2050 and 2055 funds, which share a Dow Jones target-date benchmark. The funds share the same combined index portfolio. Each fund is managed as a separate portfolio. The total returns of each fund will vary because of asset flows, differing allocations to underlying funds, and other factors.

• Retirement 2035 Fund: Shares of the Retirement 2035 Fund rose sharply over the 12-month period ended May 31, 2010, posting a 22.18% return and comfortably outperforming its combined index portfolio and Lipper peer group average return. For the six-month period, the fund gained a modest 1.03%, slightly outpacing its combined index portfolio and Lipper average return. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

• Retirement 2040 Fund: Shares of the Retirement 2040 Fund rose sharply over the 12-month period ended May 31, 2010, posting a 22.25% return and comfortably outperforming its combined index portfolio and Lipper peer group average return. For the six-month period, the fund gained a modest 1.04%, slightly outpacing its combined index portfolio and Lipper average return. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

• Retirement 2045 Fund: Shares of the Retirement 2045 Fund rose sharply over the 12-month period ended May 31, 2010, posting a 22.14% return and comfortably outperforming its combined index portfolio and Lipper peer group average return. For the six-month period, the fund posted a modest 0.93% gain, slightly outpacing its combined index portfolio and Lipper average return. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

• Retirement 2050 Fund: Shares of the Retirement 2050 Fund rose sharply over the 12-month period ended May 31, 2010, posting a 22.18% return and comfortably outperforming its combined index portfolio and Lipper peer group average return. For the six-month period, the fund posted a modest 0.97% gain, slightly outpacing its combined index portfolio and Lipper average return. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

• Retirement 2055 Fund: Shares of the Retirement 2055 Fund rose sharply over the 12-month period ended May 31, 2010, posting a 22.23% return and comfortably outperforming its combined index portfolio and Lipper peer group average return. For the six-month period, the fund posted a modest 0.93% gain, slightly outpacing its combined index portfolio and Lipper average return. Returns for the fund’s Advisor and R Class shares differed slightly for the reporting period, reflecting different fee structures for these share classes.

The funds’ performance over the 6- and 12-month periods resulted largely from strong performance by out-of-benchmark allocations to emerging markets and high yield bonds, as well as positive security selection within the underlying funds. Our non-U.S developed market stock allocation was the largest positive. Domestically, our large-cap value stocks also boosted performance. Within fixed income, our investment-grade bonds also significantly aided results. An overweight allocation to stocks versus bonds aided returns relative to the benchmark, although we reduced the size of the overweight as stock valuations grew less attractive in the wake of a strong rally from the lows of March 2009. Our underweight exposure to small-cap versus large-cap stocks weighed on returns as small-caps outperformed over both the 6- and 12-month periods. An underweight exposure to high yield versus investment-grade bonds at the start of our period detracted from relative returns, but the strong performance of high yield bonds boosted absolute returns for the year. We moved to an overweight position in high yield bonds in the first quarter of 2010 based on attractive valuations in the sector. (Please see the Performance and Strategy Review section for more information.)

As of May 31, 2010, the funds’ assets were invested in T. Rowe Price mutual funds according to the target and actual allocations shown on pages 29-31. At the end of the reporting period, the funds’ target allocations were 8.50% bond mutual funds and 91.50% stock funds—unchanged from our last report. The actual allocations may differ from the target allocations due to the time horizon, market conditions, trading environment, and other factors affecting fund management as it moves toward the target allocation.

OUTLOOK

Six months ago, we stated that although the U.S. and global economies have started on a path to recovery, it was likely to be a gradual and uneven rebound, with more swings in store for economies and markets. Events over the latter half of our reporting period have borne this out—and we expect a similar environment going forward.

We favor stocks over bonds as stock valuations appear to remain reasonable. Although volatility has increased, stocks continue to be supported by a favorable earnings environment and strengthening balance sheets in the context of a gradually improving economy. We are focused on value stocks over growth stocks because we expect the value segment to benefit as corporate revenues and earnings prospects begin to turn up from low levels. We are currently underweighting small-cap versus large-cap stocks as strong small-cap performance in the first quarter of 2010 has made the small-cap sector’s valuations even richer. We have reduced our exposure to non-U.S. developed market stocks because we believe U.S. growth prospects are better, and we have moderated our overweight to emerging markets equities as strong performance has made valuations less attractive. Over the long term, however, we still believe that higher growth prospects for emerging markets should offset greater short-term volatility.

Among bonds, we are overweight in high yield relative to investment-grade bonds given a gradually improving economy and expectations for a lower default rate among high yield issuers. Yields on government bonds remain near historically low levels as events in Europe have sustained expectations for the Federal Reserve to keep rates low for an extended period. Improving growth prospects may benefit the U.S. dollar, although persistent budget deficits could weigh on the U.S. currency over the long term. We have increased our allocation to emerging markets bonds and remain positive about the sector’s prospects. Growth opportunities in emerging markets remain strong relative to developed markets and expanded International Monetary Fund support has helped to reduce default risks.

With more challenges in store during this uneven economic recovery, fundamental research and security selection are likely to play leading roles in investment performance. Our active management approach takes advantage of T. Rowe Price’s disciplined investment process, global research platform, and seasoned professional judgment. Our organization fosters a collaborative environment in which analysts, traders, and portfolio managers exchange insights through a global communication network. Over the long term, we believe that our approach will add value for shareholders.

Respectfully submitted,

Edmund M. Notzon III
President and chairman of the funds’ Investment Advisory Committee

Jerome A. Clark
Vice president and portfolio manager

June 16, 2010

RISKS OF INVESTING

The Retirement Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities. Formerly known as the Lehman Brothers U.S. Aggregate Index.

Barclays Capital 1-3 Year Government/Credit Index: An unmanaged index that tracks short-term debt instruments.

Citigroup 90-Day U.S. Treasury Bill Index: An index designed to track short-term government securities.

Combined index portfolios: Blended index portfolios created as custom benchmarks for each of the Retirement Funds. The combined index portfolios are composed of the following indexes:

• Retirement Income Fund—An unmanaged portfolio composed of 32.00% Russell 3000 Index, 30.00% Barclays Capital U.S. Aggregate Index, 30.00% Citigroup 90-Day U.S. Treasury Bill Index, and 8.00% MSCI All Country World ex-U.S. Index.

• Retirement 2005 Fund—An unmanaged portfolio composed of 37.75% Russell 3000 Index, 38.50% Barclays Capital U.S. Aggregate Index, 14.50% Citigroup 90-Day U.S. Treasury Bill Index, and 9.25% MSCI All Country World ex-U.S. Index.

• Retirement 2010 Fund—An unmanaged portfolio composed of 45.25% Russell 3000 Index, 34.50% Barclays Capital U.S. Aggregate Index, 9.00% Citigroup 90-Day U.S. Treasury Bill Index, and 11.25% MSCI All Country World ex-U.S. Index.

• Retirement 2015 Fund—An unmanaged portfolio composed of 52.50% Russell 3000 Index, 29.00% Barclays Capital U.S. Aggregate Index, 5.50% Citigroup 90-Day U.S. Treasury Bill Index, and 13.00% MSCI All Country World ex-U.S. Index.

• Retirement 2020 Fund—An unmanaged portfolio composed of 59.00% Russell 3000 Index, 24.00% Barclays Capital U.S. Aggregate Index, 2.50% Citigroup 90-Day U.S. Treasury Bill Index, and 14.50% MSCI All Country World ex-U.S. Index.

• Retirement 2025 Fund—An unmanaged portfolio composed of 64.00% Russell 3000 Index, 19.50% Barclays Capital U.S. Aggregate Index, 0.50% Citigroup 90-Day U.S. Treasury Bill Index, and 16.00% MSCI All Country World ex-U.S. Index.

• Retirement 2030 Fund—An unmanaged portfolio composed of 68.50% Russell 3000 Index, 14.50% Barclays Capital U.S. Aggregate Index, and 17.00% MSCI All Country World ex-U.S. Index.

• Retirement 2035, 2040, 2045, 2050, and 2055 Funds—An unmanaged portfolio composed of 72.00% Russell 3000 Index, 10.00% Barclays Capital U.S. Aggregate Index, and 18.00% MSCI All Country World ex-U.S. Index.

Credit Suisse High Yield Index: An index designed to track the U.S. dollar-denominated high yield bond market.

Dow Jones Aggressive Portfolio Index: An all-stock index composed of an underlying blend of U.S. and non-U.S. stock indexes.

Dow Jones Moderately Conservative Portfolio Index: An index composed of an underlying blend of U.S. and non-U.S. stock, bond, and cash indexes. It is designed to capture 40% of the risk and return of the Dow Jones Aggressive Portfolio Index, an all-stock index.

Dow Jones Target Date Portfolio Indexes: A series of unmanaged indexes composed of different allocations of stocks, bonds, and short-term investments that reflect reductions in potential risk over time. Each index in the series allocates among U.S. stock, bond, and cash subindexes on a monthly basis to measure predefined relative risk levels.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

MSCI All Country World ex-U.S. Index: An index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE). An unmanaged index representing developed and emerging equity markets around the world excluding those in the United States.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Russell 1000 Index: Measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Stock Index: An index that tracks the stocks of 500 primarily large U.S. companies.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are continually changing. One of the key activities in managing any fixed income portfolio is to study trends reflected by comparative yield curves.

PORTFOLIO HIGHLIGHTS

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/10

Retirement Income Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	30.00%	30.0%	Short-Term Income
Domestic Bonds	19.52	19.5	New Income
High Yield Bonds	3.42	3.5	High Yield
International Bonds	3.14	3.1	Emerging Markets Bond
	2.42	2.5	International Bond
Large-Cap Stocks	26.54	26.5	Equity Index 500
Mid-Cap Stocks	1.92	1.8	Mid-Cap Growth
	2.02	2.0	Mid-Cap Value
Small-Cap Stocks	0.86	0.9	New Horizons
	0.93	1.0	Small-Cap Stock
	0.93	0.9	Small-Cap Value
International Stocks	1.37	1.3	Emerging Markets Stock
	2.25	2.3	International Growth & Income
	2.38	2.4	International Stock
	2.30	2.3	Overseas Stock

Retirement 2005 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	15.00%	14.9%	Short-Term Income
Domestic Bonds	25.34	25.3	New Income
High Yield Bonds	4.44	4.5	High Yield
International Bonds	4.07	4.1	Emerging Markets Bond
	3.15	3.2	International Bond
Large-Cap Stocks	30.63	30.7	Equity Index 500
	0.00	0.0	Growth Stock
	0.00	0.0	Value
Mid-Cap Stocks	2.26	2.2	Mid-Cap Growth
	2.38	2.4	Mid-Cap Value
Small-Cap Stocks	1.01	1.0	New Horizons
	1.08	1.1	Small-Cap Stock
	1.09	1.1	Small-Cap Value
International Stocks	1.59	1.6	Emerging Markets Stock
	2.58	2.6	International Growth & Income
	2.74	2.7	International Stock
	2.64	2.6	Overseas Stock

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/10

Retirement 2010 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	9.50%	9.5%	Short-Term Income
Domestic Bonds	22.94	22.7	New Income
High Yield Bonds	4.02	4.1	High Yield
International Bonds	3.69	3.8	Emerging Markets Bond
	2.85	2.8	International Bond
Large-Cap Stocks	27.84	27.9	Equity Index 500
	3.87	4.1	Growth Stock
	4.79	4.9	Value
Mid-Cap Stocks	2.65	2.6	Mid-Cap Growth
	2.79	2.7	Mid-Cap Value
Small-Cap Stocks	1.22	1.2	New Horizons
	1.23	1.2	Small-Cap Stock
	1.32	1.3	Small-Cap Value
International Stocks	1.86	1.8	Emerging Markets Stock
	3.06	3.0	International Growth & Income
	3.25	3.2	International Stock
	3.12	3.1	Overseas Stock

Retirement 2015 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	5.50%	5.5%	Short-Term Income
Domestic Bonds	19.52	19.4	New Income
High Yield Bonds	3.42	3.5	High Yield
International Bonds	3.14	3.3	Emerging Markets Bond
	2.42	2.5	International Bond
Large-Cap Stocks	23.69	23.5	Equity Index 500
	8.74	8.9	Growth Stock
	9.81	9.8	Value
Mid-Cap Stocks	3.09	3.0	Mid-Cap Growth
	3.25	3.2	Mid-Cap Value
Small-Cap Stocks	1.40	1.4	New Horizons
	1.46	1.5	Small-Cap Stock
	1.51	1.5	Small-Cap Value
International Stocks	2.14	2.1	Emerging Markets Stock
	3.55	3.5	International Growth & Income
	3.76	3.7	International Stock
	3.60	3.6	Overseas Stock

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/10

Retirement 2020 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	2.50%	2.5%	Short-Term Income
Domestic Bonds	16.09	16.0	New Income
High Yield Bonds	2.82	2.9	High Yield
International Bonds	2.59	2.7	Emerging Markets Bond
	2.00	2.1	International Bond
Large-Cap Stocks	19.59	19.5	Equity Index 500
	13.19	13.2	Growth Stock
	14.36	14.4	Value
Mid-Cap Stocks	3.48	3.5	Mid-Cap Growth
	3.66	3.7	Mid-Cap Value
Small-Cap Stocks	1.59	1.6	New Horizons
	1.61	1.7	Small-Cap Stock
	1.71	1.7	Small-Cap Value
International Stocks	2.42	2.4	Emerging Markets Stock
	4.03	4.0	International Growth & Income
	4.27	4.2	International Stock
	4.09	4.1	Overseas Stock

Retirement 2025 Fund

Sector	Target Allocation	Actual Allocation	Fund
Short-Term Income	0.50%	0.5%	Short-Term Income
Domestic Bonds	12.67	12.6	New Income
High Yield Bonds	2.22	2.3	High Yield
International Bonds	2.04	2.2	Emerging Markets Bond
	1.57	1.7	International Bond
Large-Cap Stocks	16.56	16.5	Equity Index 500
	16.95	17.0	Growth Stock
	18.25	18.3	Value
Mid-Cap Stocks	3.82	3.8	Mid-Cap Growth
	4.02	4.0	Mid-Cap Value
Small-Cap Stocks	1.73	1.7	New Horizons
	1.76	1.8	Small-Cap Stock
	1.86	1.8	Small-Cap Value
International Stocks	2.64	2.6	Emerging Markets Stock
	4.36	4.3	International Growth & Income
	4.63	4.5	International Stock
	4.42	4.4	Overseas Stock

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/10

Retirement 2030 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	9.24%	9.2%	New Income
High Yield Bonds	1.62	1.7	High Yield
International Bonds	1.49	1.6	Emerging Markets Bond
	1.15	1.2	International Bond
Large-Cap Stocks	13.54	13.4	Equity Index 500
	20.10	20.1	Growth Stock
	21.49	21.5	Value
Mid-Cap Stocks	4.07	4.1	Mid-Cap Growth
	4.28	4.3	Mid-Cap Value
Small-Cap Stocks	1.84	1.8	New Horizons
	1.91	2.0	Small-Cap Stock
	1.98	2.0	Small-Cap Value
International Stocks	2.85	2.8	Emerging Markets Stock
	4.70	4.7	International Growth & Income
	4.98	4.9	International Stock
	4.76	4.7	Overseas Stock

Retirement 2035 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	5.82%	5.8%	New Income
High Yield Bonds	1.02	1.1	High Yield
International Bonds	0.94	1.0	Emerging Markets Bond
	0.72	0.9	International Bond
Large-Cap Stocks	11.49	11.3	Equity Index 500
	22.74	22.8	Growth Stock
	24.22	24.2	Value
Mid-Cap Stocks	4.26	4.3	Mid-Cap Growth
	4.48	4.5	Mid-Cap Value
Small-Cap Stocks	1.94	1.9	New Horizons
	1.98	2.1	Small-Cap Stock
	2.09	2.1	Small-Cap Value
International Stocks	3.02	3.0	Emerging Markets Stock
	4.99	5.0	International Growth & Income
	5.29	5.2	International Stock
	5.00	4.9	Overseas Stock

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/10

Retirement 2040 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	5.82%	5.8%	New Income
High Yield Bonds	1.02	1.1	High Yield
International Bonds	0.94	1.0	Emerging Markets Bond
	0.72	0.9	International Bond
Large-Cap Stocks	11.49	11.4	Equity Index 500
	22.74	22.8	Growth Stock
	24.22	24.2	Value
Mid-Cap Stocks	4.26	4.3	Mid-Cap Growth
	4.48	4.5	Mid-Cap Value
Small-Cap Stocks	1.94	1.9	New Horizons
	1.98	2.0	Small-Cap Stock
	2.09	2.1	Small-Cap Value
International Stocks	3.02	3.0	Emerging Markets Stock
	4.99	5.0	International Growth & Income
	5.29	5.2	International Stock
	5.00	4.9	Overseas Stock

Retirement 2045 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	5.82%	5.7%	New Income
High Yield Bonds	1.02	1.1	High Yield
International Bonds	0.94	1.1	Emerging Markets Bond
	0.72	0.9	International Bond
Large-Cap Stocks	11.49	11.4	Equity Index 500
	22.74	22.8	Growth Stock
	24.22	24.2	Value
Mid-Cap Stocks	4.26	4.3	Mid-Cap Growth
	4.48	4.5	Mid-Cap Value
Small-Cap Stocks	1.94	2.0	New Horizons
	1.98	2.0	Small-Cap Stock
	2.09	2.1	Small-Cap Value
International Stocks	3.02	3.0	Emerging Markets Stock
	4.99	4.9	International Growth & Income
	5.29	5.2	International Stock
	5.00	4.9	Overseas Stock

Portfolio Highlights

TARGET ALLOCATIONS FOR UNDERLYING FUNDS

As of 5/31/10

Retirement 2050 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	5.82%	5.7%	New Income
High Yield Bonds	1.02	1.1	High Yield
International Bonds	0.94	1.1	Emerging Markets Bond
	0.72	0.9	International Bond
Large-Cap Stocks	11.49	11.5	Equity Index 500
	22.74	22.8	Growth Stock
	24.22	24.1	Value
Mid-Cap Stocks	4.26	4.3	Mid-Cap Growth
	4.48	4.5	Mid-Cap Value
Small-Cap Stocks	1.94	1.9	New Horizons
	1.98	2.0	Small-Cap Stock
	2.09	2.0	Small-Cap Value
International Stocks	3.02	3.0	Emerging Markets Stock
	4.99	5.0	International Growth & Income
	5.29	5.2	International Stock
	5.00	5.0	Overseas Stock

Retirement 2055 Fund

Sector	Target Allocation	Actual Allocation	Fund
Domestic Bonds	5.82%	5.7%	New Income
High Yield Bonds	1.02	1.1	High Yield
International Bonds	0.94	1.2	Emerging Markets Bond
	0.72	0.8	International Bond
Large-Cap Stocks	11.49	11.4	Equity Index 500
	22.74	22.9	Growth Stock
	24.22	24.1	Value
Mid-Cap Stocks	4.26	4.3	Mid-Cap Growth
	4.48	4.5	Mid-Cap Value
Small-Cap Stocks	1.94	1.9	New Horizons
	1.98	2.0	Small-Cap Stock
	2.09	2.0	Small-Cap Value
International Stocks	3.02	3.0	Emerging Markets Stock
	4.99	4.9	International Growth & Income
	5.29	5.2	International Stock
	5.00	5.0	Overseas Stock

Actual allocations may not total 100% due to rounding.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Expense Ratio

Retirement Income Fund	0.58%
Retirement Income Fund–Advisor Class	0.83
Retirement Income Fund–R Class	1.08
Retirement 2005 Fund	0.60
Retirement 2005 Fund–Advisor Class	0.85
Retirement 2005 Fund–R Class	1.10
Retirement 2010 Fund	0.64
Retirement 2010 Fund–Advisor Class	0.89
Retirement 2010 Fund–R Class	1.14
Retirement 2015 Fund	0.69
Retirement 2015 Fund–Advisor Class	0.94
Retirement 2015 Fund–R Class	1.19
Retirement 2020 Fund	0.73
Retirement 2020 Fund–Advisor Class	0.98
Retirement 2020 Fund–R Class	1.23
Retirement 2025 Fund	0.76
Retirement 2025 Fund–Advisor Class	1.01
Retirement 2025 Fund–R Class	1.26
Retirement 2030 Fund	0.78
Retirement 2030 Fund–Advisor Class	1.03
Retirement 2030 Fund–R Class	1.28
Retirement 2035 Fund	0.79
Retirement 2035 Fund–Advisor Class	1.04
Retirement 2035 Fund–R Class	1.29
Retirement 2040 Fund	0.79
Retirement 2040 Fund–Advisor Class	1.04
Retirement 2040 Fund–R Class	1.29
Retirement 2045 Fund	0.79
Retirement 2045 Fund–Advisor Class	1.04
Retirement 2045 Fund–R Class	1.29
Retirement 2050 Fund	0.79
Retirement 2050 Fund–Advisor Class	1.04
Retirement 2050 Fund–R Class	1.29
Retirement 2055 Fund	0.79
Retirement 2055 Fund–Advisor Class	1.04
Retirement 2055 Fund–R Class	1.29

The expense ratios shown are as of the funds' fiscal year ended 5/31/09. These numbers may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, do not include fee or expense waivers.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended May 31, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 5/31/10	Value 5/31/09
T. Rowe Price Emerging Markets Bond Fund	$ 42,159	$ 185	$ 1,939	$ 50,087	$ 6,385
T. Rowe Price Emerging Markets Stock Fund	40,944	34,070	763	147,525	105,395
T. Rowe Price Equity Index 500 Fund	154,994	33,891	8,417	560,259	359,512
T. Rowe Price Growth Stock Fund	259,437	25,530	1,857	1,118,480	713,370
T. Rowe Price High Yield Fund	12,151	54,245	5,227	53,408	77,313
T. Rowe Price International Bond Fund	39,826	156	715	42,466	4,860
T. Rowe Price International Growth & Income Fund	93,282	6,365	4,515	243,318	150,157
T. Rowe Price International Stock Fund	63,258	41,994	5,066	254,372	194,240
T. Rowe Price Mid-Cap Growth Fund	37,768	12,385	-	211,359	137,401
T. Rowe Price Mid-Cap Value Fund	48,440	5,481	1,940	221,443	131,639
T. Rowe Price New Horizons Fund	16,867	12,779	49	94,817	62,700

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $4,977,633)	$ 4,912,482
Receivable for shares sold	12,939
Total assets	4,925,421
Liabilities	
Payable for investment securities purchased	7,554
Payable for shares redeemed	5,090
Other liabilities	363
Total liabilities	13,007
NET ASSETS	$ 4,912,414
Net Assets Consist of:	
Undistributed net investment income	$ 7,683
Accumulated undistributed net realized loss	(149,218)
Net unrealized loss	(65,151)
Paid-in capital applicable to 329,570,735 shares of $0.0001 par value capital stock outstanding; 5,000,000,000 shares of the Corporation authorized	5,119,100
NET ASSETS	$ 4,912,414
NET ASSET VALUE PER SHARE	
Investor Class ($3,660,056,573 / 245,039,778 shares outstanding)	$ 14.94
Advisor Class ($781,786,873 / 52,686,151 shares outstanding)	$ 14.84
R Class ($470,570,081 / 31,844,806 shares outstanding)	$ 14.78

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 5/31/10	5/31/09
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 56,087	$ 43,418
Net realized loss	(69,766)	(37,072)
Change in net unrealized gain (loss)	727,009	(840,123)
Increase (decrease) in net assets from operations	713,330	(833,777)
Distributions to shareholders		
Net investment income		
Investor Class	(43,064)	(33,905)
Advisor Class	(8,162)	(5,125)
R Class	(3,989)	(2,420)
Net realized gain		
Investor Class	(11,928)	(61,910)
Advisor Class	(2,512)	(10,763)
R Class	(1,474)	(5,978)
Decrease in net assets from distributions	(71,129)	(120,101)
Capital share transactions*		
Shares sold		
Investor Class	1,331,784	1,103,224
Advisor Class	344,026	286,163
R Class	237,351	202,044
Distributions reinvested		
Investor Class	54,789	95,350
Advisor Class	10,624	15,821
R Class	5,462	8,399
Shares redeemed		
Investor Class	(573,579)	(481,958)
Advisor Class	(122,746)	(65,968)
R Class	(93,626)	(62,068)
Increase in net assets from capital share transactions	1,194,085	1,101,007
Net Assets		
Increase during period	1,836,286	147,129
Beginning of period	3,076,128	2,928,999
End of period	$ 4,912,414	$ 3,076,128

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Retirement 2040 Fund (the fund) is a nondiversified, open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund invests its assets in a selection of underlying T. Rowe Price mutual funds (underlying Price funds) to achieve a diversified portfolio of stocks and bonds. The fund’s asset mix becomes increasingly more conservative over time leading up to and after the targeted retirement date.

The fund has three classes of shares: the Retirement 2040 Fund original share class, referred to in this report as the Investor Class, offered since September 30, 2002; Retirement 2040 Fund – Advisor Class (Advisor Class), offered since October 31, 2003; and Retirement 2040 Fund – R Class (R Class), also offered since October 31, 2003. Advisor Class shares are sold only through brokers and other financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately received upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Distributions to the fund’s shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or administrative expenses in the form of Rule 12b-1 fees in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Investments in the underlying Price funds are valued at their closing net asset value per share on the day of valuation. Investments for which these valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. On May 31, 2010, all investments in the underlying Price funds were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the year ended May 31, 2010, aggregated $1,454,766,000 and $274,381,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Distributions during the years ended May 31, 2010 and May 31, 2009, were characterized for tax purposes as follows:

At May 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of May 31, 2010, all expire in fiscal 2018. In accordance with federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions realized between November 1 and the fund’s fiscal year-end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTIES

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc., is the investment manager for the fund, and also serves as manager for the domestic underlying Price funds. T. Rowe Price International, Inc. (Price International), a wholly owned subsidiary of Price Associates, is the investment manager for the international underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing agent, accounting, marketing, and certain other services to the fund. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates and Price International receive management fees from the underlying Price funds. The fund operates in accordance with the investment management and special servicing agreements between and among the corporation, the underlying Price funds, Price Associates, and T. Rowe Price Services, Inc., a wholly owned subsidiary of Price Associates. Pursuant to these agreements, expenses associated with the operation of the fund, other than class-specific Rule 12b-1 fees, are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund. Therefore, the expense ratio of each class reflects only its Rule 12b-1 fees. In addition, however, the fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At May 31, 2010, the fund held less than 25% of the outstanding shares of any underlying Price fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Retirement Funds, Inc. and
Shareholders of T. Rowe Price Retirement 2040 Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Retirement 2040 Fund (one of the portfolios comprising T. Rowe Price Retirement Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 16, 2010

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $15,914,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $42,602,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $28,065,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board reviewed the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Adviser does not receive fees from the fund, and expenses of the fund are borne by the underlying funds in which it invests pursuant to a Special Servicing Agreement, which was approved by the Board on October 20, 2009. The Adviser does receive fees from other T. Rowe Price funds in which the fund invests. Accordingly, the Board did not review information relating to revenues received by the Adviser under the Contract. The Board did review information regarding benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds in which the fund invests, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds and concluded that the Adviser’s profits were reasonable. Because the Adviser does not receive fees from the fund, the Board did not consider whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Because the Adviser does not receive a management fee from the fund and the fund does not have an explicit expense ratio, the Board did not review fees and expenses of other comparable funds or of institutional accounts of the Adviser and its affiliates.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2002	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2002

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Georgia Pacific (2004 to 2005); Director, Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Cofounder and Partner, Blackstone
2002	Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 125 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[125]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price Retirement Plan Services,
Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.;
Director, T. Rowe Price International, Inc.; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[70]	Trust Company; Vice President, Retirement Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Retirement Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Chief Executive Officer, Director, and President,
Vice President	T. Rowe Price International, Inc.; Vice President,
T. Rowe Price Global Investment Services
Limited and T. Rowe Price Group, Inc.

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T.
Chief Compliance Officer	Rowe Price; Vice President, T. Rowe Price Group,
Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe
Vice President	Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
President	Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price Investment
Services, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,879,000 and $1,922,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 16, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 16, 2010